UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective December 4, 2024, the Registrant’s Board of Directors increased the size of the Board by one, and elected Michael J. Widmer, age 64, to serve as a director of the Registrant in the class whose term expires in 2027. He will also serve as a director of the Registrant’s wholly-owned subsidiary, BCB Community Bank (the “Bank”). Mr. Widmer has been a banking consultant since 2020. From 2002 until 2020, he served as Executive Vice President, Operations with Northfield Bank, headquartered in Woodbridge, New Jersey. Prior to his tenure at Northfield Bank, Mr. Widmer served as the Executive Vice President and Chief Financial Officer, and as a Director, of Liberty Bancorp, Inc. and Liberty Bank, located in Avenel, New Jersey, until they were acquired by Northfield Bancorp, Inc. and Northfield Bank, respectively, in 2002.

The Board committees on which Mr. Widmer will serve have not yet been determined. He will be compensated for his service as a director on the same basis as the other non-employee directors of the Registrant, including board fees and the eligibility to receive stock-based awards and other compensation paid to the Registrant’s directors.

A copy of the press release (the “Press Release”) announcing Mr. Widmer’s election is provided as Exhibit 99.1 hereto.

There have been no transactions since January 1, 2023, or any currently proposed transactions, in which the Registrant or the Bank was or is to be a participant and in which Mr. Widmer has or had a direct or indirect material interest which would be required to be reported under Item 404(a) of Regulation S-K (“Item 404(a)”), except that Mr. Widmer did provide certain consulting services to the Bank disclosed in the Press Release. For such services, he was paid $221,580 during the year ended December 31, 2023, and $74,900 during the year ending December 31, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of BCB Bancorp, Inc. announcing election of Michael J. Widmer dated December 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: December 5, 2024	By:	/s/ Ryan Blake
Ryan Blake
Executive Vice President, Chief Operating Officer and Corporate Secretary
(Duly Authorized Representative)

3